UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 24, 2004

Date of Report (Date of earliest event reported)

CROWN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-23410	13-1924455
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices and zip code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On September 24, 2004, Crown Financial Group, Inc. issued a press release announcing an agreement with C.V.I. Group to settle an arbitration matter and the approval of Crown Financial International Limited’s application to carry out broker-dealer and related activities in the UK. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read the press release in its entirety.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibit 99.1 Press release dated September 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2004	CROWN FINANCIAL GROUP, INC.

	By:	/s/ Charles B. Kennedy
	Name:	Charles B. Kennedy
	Title:	Interim CEO and President